Petroleum Development Corporation

Third Quarter 2005

Financial and Operating Results

Conference Call

Forward-Looking Statements

This information contains predictions, estimates and other forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although the company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved.  Important factors that could cause actual results to differ materially from those included in the forward-looking statements include the timing and extent of changes in commodity prices for oil and gas, the need to develop and replace reserves, environmental risks, drilling and operating risks, risks related to exploration and development, uncertainties about the estimates of reserves, competition, government regulation and the ability of the company to meet its stated business goals.

Contact Information:

Investor Relations

Petroleum Development Corporation

PO Box 26

103 East Main Street

Bridgeport, West Virginia 26330

P: 304.842.6256

F: 304.842.0913

www.petd.com

Management Representatives on Call

4    Petroleum Development - Nasdaq NM: PETD

4    Steven R. Williams, Chairman and CEO

4    Darwin L. Stump, CFO

4    Overview of Historical Restatement Impacts

4    Restatements of prior periods have been completed

4    All financial statements are up to date

4    No cash flow effects from restated items

4    Principal impacts resulted from

4     Impairments of oil and gas properties in 2001 ($10.5 million pre-tax)

4    Revision to estimate for retirement obligations in 2003 ($3.7 million pretax)

Prospective Impacts of Accounting Changes

4    Changes to DD&A ($198,000 in 2004)

4    Lower basis offset by change in method

4    Increased annual addition to asset retirement liability ($392,000 in 2004)

4    If the Company's historical practices for retirements continue this will result in a gain when wells are sold or given away

4    Non-hedge treatment of derivatives results in potentially significant changes in the timing of recognition of potential gains or losses on hedge positions, but no change over the life of each derivative

4    Understanding the impact of the derivative treatment will be critical to understanding the performance of the company

Impacts of Derivatives on Reported Income

4    Non-hedge accounting requires unrealized increases and decreases in value of future hedge positions to be included in income

4    This may include a number of future quarters

4    With large price movements the impact of future periods unrealized results can overwhelm current period results

4    Typically the derivative results will move in the opposite direction from the impact of the changes on the company's revenues from sales of production

4    In a rising market we have potentially large unrealized losses on derivatives, but don't recognize the even greater potential impact on future sales of the oil or gas

4    In a falling market the opposite is true

4    To make it easier to track, we are recording derivative impacts in a new "Oil and gas price risk management" line on the Income Statement

4    Footnote disclosure of realized and unrealized components

Impacts of Derivatives on Gas Marketing

4    Realized and unrealized gains and losses are included in revenue and expenses

4    Fixed price contracts are also considered to be derivatives under the accounting rules

4    Value changes can result in significant swings in revenue and expenses

4    If we are properly hedging changes in fixed price contracts should be offset by changes in value of other derivative positions

PDC Financial Highlights

4    Strong third quarter and nine months

4    Record Revenue

4    Nine months earnings

4    Adjusted cash flow*

4    Long-term debt at $14 million, year-end 2005 $24 million

4    Total capital expenditures of $11.8 million for Q305

4    Total capital expenditures of $54.0 million three quarters

4    Unrealized derivative losses on Company production impacted third quarter and year-to-date income ($7.8 million and $9.3 million before taxes respectively)

4    Company closed third partnership in December with $ 36 million in subscriptions

            *Adjusted Cash Flow is Net Income plus non-cash charges (Depreciation, Depletion and Amortization, Deferred Income Taxes and unrealized gains and losses on derivative transactions)

Major Sources and Use of Cash

4    Sources (9 months)

4    Adjusted Cash Flow* from Operations- $59.4 million

4    Property sales- $9.6 million

4    Uses

4    Drilling and development activities and properties- $50.0 million

4    Stock repurchase- $7.9 million

4    Debt reduction- $7.0 million

*Adjusted Cash Flow is Net Income plus non-cash charges (Depreciation, Depletion and Amortization, Deferred Income Taxes and unrealized gains and losses on derivative transactions)

Revenue

4    Q3 Revenue of $85.8 million

4    $72.3 million in 2004

4    Nine months revenue of $252.0 million compared to $215.3 million in 2004

4    Revenue reflects higher O&G prices, increased production and drilling activity, and property sales expressed as a bar graph

Year	2000	2001	2002	2003	2004
Revenue	146.437	181.297	132.343	204.3	293.659

Net Income

4    Q3 Net Income of $7.5 million

4    $7.9 million in 2004

4    $0.46 EPS compared to $0.47 in 2004 (diluted)

4    Includes unrealized derivative losses of  $7.8 million pre-tax

4    After tax impact of unrealized losses was $.30 per share

expressed as a bar graph

Year	2000	2001	2002	2003	2004
Net income	9.984	6.887	8.881	20.412	33.228

Adjusted Cash Flow

4    2005 Adjusted Cash Flow of $59.4 million for 9 months

4    Up from $47.6 million in 2004

4    Reduced by exploratory dry hole cost

4    Adjusted Cash Flow is income before deferred income taxes, depreciation, depletion and amortization, and unrealized derivative losses

4    Management believes Adjusted Cash Flow is a useful measure in estimating the value of the Company's operations

Year	2000	2001	2002	2003	2004	2004	2005	2004	2005
Revenue	19.463	29.548	24.189	42.807	61.806	15.972	21.716	47.63	59.446

Q3 2005 Operating Highlights

4    Production 3.43Bcfe, up 10.0% compared to third quarter 2004

4    Rocky Mountain Region production increased 20.2% compared to prior year  third quarter

4     45 wells drilled in Q3 2005

4    30 successful wells in Wattenberg field

4    7 successful wells in the Piceance Basin

4    7 successful NECO infill wells

4    1 exploratory horizontal Bakken well, North Dakota

4    18 additional Codell recompletions

Production

4    Q3 2005 production of 3.43 Bcfe

4    80% natural gas

4    Reflects impact of investment activities

4    Partnership investment

4    Recompletions

4    NECO infill

4    Wells turned in-line during the Q3 05

4    37 Partnership Wells (PDC 20% interest)

4    21 Recompletions (PDC 100% interest)

4    26 NECO area wells (PDC  approximately 80% interest)

Year	2000	2001	2002	2003	2004	2004	2005	2004	2005
Production	6.391	7.255	7.824	10.0251795	12.658	3.115	3.428	9.487	10.095

Rocky Mountain Prospect Areas

Map of Wyoming, Nebraska, and Colorado with Projects marked

            Sweetwater Project

            Coffee Pot Springs Project

            Grand Valley Basin

            Wattenberg Field

            NECO Properties

Bakken Shale, North Dakota

Map of Montana, Nebraska, South Dakota

            Bakken Shale and Nesson marked

Rockies Exploration Opportunities

4    North Dakota (oil and gas)

4    Bakken Shale

4     9,000' - 11,000' vertical plus 9,000' horizontal

4     40,000 acres lease and option

4    Nesson Formation

4    6,000' vertical plus 8,000' - 12,000' multi-leg horizontal

4    Approximately 30,000 acres under lease

4    Northwest Colorado / Wyoming (gas)

4    Lance, Lewis, Fox Hills, Almond, Mesaverde

4    8,000' to 13,000'

4    43,000 acres

4    NECO/Kansas

4    Niobrara

4    2,000'

4    60,000 acres

Sustaining Growth

4    The market for partnership interests in oil and gas wells is at record levels

4    PDC sold a record $117 million in 2005

4    Currently working on 2006 offering with planned $100 million offered

4    The Company invested approximately $8.5 million in the fourth quarter in non-partnership drilling in Wattenberg field

4    Successful exploratory well in North Dakota Bakken shale

4    Second Bakken shale exploratory test is currently underway with well in horizontal leg

4    Company has contracted for two additional rigs for North Dakota and other deeper prospects

4    Strong balance sheet allows ample funding for additional acquisitions if available

2006 Drilling Plans

4    Rockies: Plan drilling in Wattenberg and Piceance

4    Partnership funds split between areas

4    About 3-4 Wattenberg wells per Piceance well

4    PDC will have a 25% interest in future partnerships (30% interest in last 2005 partnership)

4    2 or more Bakken exploratory tests. Additional exploratory and development wells planned pending successful results of initial test wells

4    3 Nesson horizontal wells to be drilled in 1Q.  PDC non-operated interest of approximately 33%.

4    New area tests on NECO properties

4    Sweetwater test planned in first or second quarter of 2006

4    Continue search for additional opportunities

4    Petroleum Development Corporation

4    NASDAQ: PETD